SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest reported): December 15, 2004

                            Futomic Industries, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                   New Jersey
                 (State or Other Jurisdiction of Incorporation)

               000-31361                            22-3720628
       (Commission File Number)         (IRS Employer Identification No.)

                                 7627-83 Avenue
                        Edmonton, Alberta, Canada T6C 1A2
               (Address of Principal Executive Offices)(Zip Code)

                                 (780) 722-1104
              (Registrant's Telephone Number, Including Area Code)

                            3DLP International, Inc.
                4400 Route 9 South, 2nd Floor, Freehold, NJ 07728
          (Former Name or Former Address, if Changed Since Last Report)




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FORWARD LOOKING STATEMENTS

     This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

     Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.


INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 8.01. OTHER EVENTS AND REGULATION FD DISCLOSURE

On December 15, 2004, Futomic issued a press release announcing that the Company has appointed Mr. Nan Liu to the position of Vice President of Asian Relations. Mr. Liu has over 10 years of experience in both private and public sector business with an understanding of sales, marketing, engineering and manufacturing of high tech products. The Company believes that Mr. Liu will add an additional layer of talent to Futomic with this experience.

As a resident of Beijing, China, Mr. Liu will manage the Company's new product development, the establishment of product distribution channels in the Asian market and assist in the Company's strategic direction.

To accommodate this growth, Futomic has opened a branch office in Beijing, China which consists of approximately 1,650 square feet of new office space. The office is furnished for staff and has been equipped for product engineering in the development area.

Futomic-Beijing works in sync with our research facility located in Alberta, Canadian called the Futomic-Bunker. In combination, the Futomic-Beijing and Futomic-Bunker facilities streamline our research and development teams for the purpose of accelerating product-to-market cycles.

ITEM 9.01  FINANCIAL STATEMENT AND EXHIBITS.

(a)  Financial Statements of Business Acquired.

     None.

(b)  Pro Forma Financial Information.


     None.

(c)  Exhibits.

99.1 Press Release


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FUTOMIC INDUSTRIES, INC.


                                    By:  /s/ Ken Tetterington
                                    -----------------------------------
                                             Ken Tetterington
                                             President

December 15, 2004